UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2005

FCStone Group, Inc.

(Exact name of Registrant as specified in its charter)

Iowa	000-51099	42-1091210
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2829 Westown Parkway, West Des Moines, Iowa	50266
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (515) 223-3756

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Class I Directors

The attached letters and preference ballots for FCStone Class I Director are being sent to our stockholders located within the Central, Northwestern and Southwestern Regions. Our bylaws provide for our stockholders located within the Central, Northwestern and Southwestern Regions to cast preference ballots to be considered by the FCStone board of directors as a part of the nomination process leading to election of a Class I Director from the Central, Northwestern and Southwestern Regions to the FCStone board of directors.

As provided by our bylaws, the board of directors appointed a nominating committee composed of three persons from each of the Central, Northwestern and Southwestern Regions. These nominating committee have provided the candidates listed on the preference ballots. The results of the preference ballots are considered by the board of directors, but are not binding upon it.

Class II Director

The attached letter and preference ballot for FCStone Class II Director are being sent to our 12 largest stockholders as noted below and the FCStone ESOP Trustee. Our bylaws provide for the largest 12 stockholders and the ESOP Trustee to cast preference ballots to be considered by the FCStone board of directors as a part of the nomination process leading to election of a Class II director to the FCStone board of directors.

The attached preference ballot lists the only individual who was proposed by two large members, Brent Bunte. The results of the preference ballots are considered by the board of directors, but are not binding upon it.

FCStone will prepare and deliver to its stockholders free of charge a proxy statement in connection with its annual meeting of stockholders which is expected to be held on January 5, 2006. At this annual meeting, the stockholders of the company will elect directors of FCStone to fill vacancies created by the expiration of the terms of three Class I Directors and the Class II Director. Stockholders should read the proxy statement when it is available because it contains important information. FCStone’s proxy statement for the annual meeting of stockholders will be filed with the Securities and Exchange Commission and will be available free of charge on the SEC web site at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements: Not Applicable.

(b)	Pro Forma Financial Information: Not Applicable.

(c)	Exhibits:

Exhibit 99.1	Letter to Shareholders dated October 21, 2005 and Class I Director preference ballot for Central region

Exhibit 99.2	Letter to Shareholders dated October 21, 2005 and Class I Director preference ballot for Northwestern region.

Exhibit 99.3	Letter to Shareholders dated October 21, 2005 and Class I Director preference ballot for Southwestern region.

Exhibit 99.4	Letter to Shareholders dated October 21, 2005 and Class II preference ballot.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2005

FCSTONE GROUP, INC. (Registrant)

By:	/s/ Paul G. Anderson
Paul G. Anderson
Chief Executive Officer